Exhibit 99.1

WHITNEY
BANKS
WHITNEY
BANKS

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

KBW Regional Bank Conference
March 1, 2007
Tom Callicutt, EVP and CFO
Lewis Rogers, EVP, Credit Administration

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Forward-Looking Statements
     This presentation may include forward-looking statements containing expectations about future conditions and descriptions of future plans and strategies.  Whitney's ability to accurately predict the effects of future plans or strategies is inherently limited such that actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ from those expressed in the forward-looking statements are available in Whitney’s filings with the Securities and Exchange
Commission.  Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

At 12/31/06
A Growing, Diversified Company
$10.2B in Assets
$7.1B in Loans
$8.4B in Deposits
Strong NIM (5.11% YTD)
Solid credit measures
123-year old name started in New Orleans
Over 150 locations across 5 states
Focus on Relationship Banking

St. Louis
Memphis
Huntsville
Birmingham
Baton Rouge
Biloxi
Montgomery
Jacksonville
Lake Charles
Houston
Mobile
New Orleans
Pensacola
Tallahassee
Tampa
St. Petersburg
Sarasota
Naples
Map produced with ScanUS

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Potential Expansion Markets
Northshore
Following the Flow of Commerce

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Geographic Diversification Through Acquisitions
Recent acquisition activity focused on high-growth Florida
markets
–
Signature Holding Corp. (St. Petersburg) acquisition announced October 5th.
(7 locations, $220MM in deposits)
–
First National Bancshares (Bradenton) acquisition completed April, 2006.
(9 locations, $319MM in deposits)
–
Destin Bancshares (Destin/Pensacola)
acquisition completed April, 2005.
(10 locations, $440MM in deposits)
Madison Bancshares (Palm Harbor)
acquisition completed August, 2004.
(4 locations, $177MM in deposits)
–

Earnings Update

4Q’06 Earnings
•
Earnings per share (diluted) --- $.51
•
Net income --- $33.9MM
–
Include approximately $4.9MM in expenses associated with the 2005 hurricanes
•
Resiliency initiatives totaled approximately $2.9MM
–
$1.6MM recurring; $1.3MM periodic or nonrecurring
•
Insurance coverage premium increase $.9MM
•
Expensed disaster response costs, insurance claim management fees and casualty and operating losses $1.1MM
•
Linked-quarter loan growth up 3%
–
Growth mainly from commercial activity and demand from private banking customers in  Louisiana and Texas
–
Louisiana growth not from rebuilding activity
•
Louisiana +4%; Texas +6%; Florida, Alabama flat
•
Deposits
–
Period-end deposits up, average deposits down linked-quarter
–
Period-end growth related to normal seasonal year-end build up not additional government funding for storm losses.

Commercial
Retail Mortgage
Consumer
8-year CAGR 10.7%
Average Balance in Billions
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
1Q06
2Q06
3Q06
4Q06

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

$2.3
$2.8
$3.2
$3.6
$4.2
$4.5
$4.4
$4.6
$5.2
$6.1
$6.5
$6.8
$6.8
Pre-storms
$7.0
Mixed Lending Environment in 2006
Robust Production; Some Quarters Offset By Payoffs

Interest-Bearing
Demand
8-year CAGR 6.5%
Average Balance
in Billions
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
1Q06
2Q06
3Q06
4Q06

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

$3.8
$4.0
$4.2
$4.5
$4.9
$5.5
$5.8
$5.9
$6.3
$7.2
$8.5
$8.8
$8.4
Although the timing cannot be predicted, some run-off of the post-storm deposit accumulation has been expected as the recovery process continues, the inflows from insurance proceeds diminish and the initial disaster-assistance programs are completed. Significant additional government funds to cover uninsured property losses and to support the rebuilding process are becoming available in the storm-impacted markets, but only limited distributions have been made.
Pre-storms
26%
27%
27%
27%
27%
26%
28%
30%
31%
34%
37%
36%
35%
$8.2
35%
Steady Growth In Deposits Multiplied Post Storms

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Source: Louisiana Recovery Authority
http://www.rememberrebirth.org/ritadocs/Ritadata091906update.pdf
Additional Government Funds
•
Louisiana Recovery Authority
–
$10.4B available for Louisiana Community Development
Block Grants
•
$8.1B available through the Road Home Program
•
$350MM allocated to businesses
•
$2.0B allocated for infrastructure rebuilding/repair
–
$1.5B available for Hazard Mitigation Grant Program
•
$1.2B available through the Road Home Program
•
$330MM allocated for infrastructure and hazard mitigation

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Source: The Road Home Program; as of February 15, 2007
LRA Distributions Limited
•
An estimated 123,000 homeowners are eligible for up to
$150,000 in uncompensated damages
–
Total available: $7.5B
–
Applications received: 107,739
–
Closings concluded: 632
–
Average award paid: $64,439
–
Total paid to-date: $40.7MM
–
Calculated claims (unpaid): 37,369
•
Benefit options chosen
–
Keep former home: 68.5%
–
Rebuild in Louisiana: 11.5%
–
Rebuild out of state: 1.5%

4.78%
4.75%
4.83%
5.03%
5.02%
5.09%
5.17%
5.14%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
NIM

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Continue to Report a Strong, Growing NIM
•
4Q06 NIM --- 5.14%
•
2006 NIM --- 5.11% (Rank 1st in WTNY peer group)
•
Improved earning asset mix
•
Growth through acquisitions
•
Lower cost of deposits in Louisiana markets allows us to fund loans in higher-priced deposit markets of Florida, Texas and
Alabama
•
Higher short-term market interest rates
•
Active management of loan and deposit pricing
•
Liquidity in the deposit base

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Focus On Growing Fee-Based Businesses
•
Service Charges on Deposits is the
largest component of fee income
–
Fees are “seasonal” as charges are
based on movement in interest rates and
in balances carried by customers
•
Expanded presence in fee-based
businesses
–
Trust - Positioned relationship officers to
attract and service trust and wealth
management customers across all
markets
•
Acquisitions have added to fee
income
–
Trust - (First National Bancshares)
–
Investment services - (Destin
Bancshares)
–
Insurance services - (Destin
Bancshares)
•
Treasury Management

Expense Levels Higher in New Operating Environment
•
Plans designed to make the company’s operations more
resilient with less exposure to disasters were implemented
in 2006
–
Relocated mainframe computers and critical servers
–
Upgraded telecommunications systems using more modern technology and added redundancy with multiple vendors
•
Incurred expenses associated with operating in a
post-storm environment
–
Contingency housing contracts
–
Professional fees
–
Insurance
–
Employee pay scales
•
Resumed or initiated projects to enhance systems and
products
•
Resumed maintenance and repair projects deferred after
the storms

Asset Quality

Individuals
4.8%
Retail
Mortgage
12.7%
Commercial,
financial &
agricultural
38.7%
Commercial
Real Estate
43.9%

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

At 12/31/06
Diversified Loan Portfolio
•
Commercial portfolio 83%,
Consumer portfolio
17% of total loans
–
Less diversification
–
But, less credit issues
post-storms
•
No Indirect portfolio
•
Minimal Credit Card
portfolio
•
Commercial customers
diversified by industry
•
Real Estate portfolio
diversified by geography

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

•
Majority of loans to commercial customers had little to
positive impact from the storm, and mortgage customers required to have insurance.
Impact of Storms on Credit Quality
•
Continual Assessment Process
–
All criticized loans and larger loans will continue to be reviewed each
quarter
–
There will be fewer and fewer unreviewed loans and less need for an
overlay process
•
Added $31MM to the Allowance after assessment of
the storm’s impact
•
The company does not segregate hurricane-impacted loans from
Therefore, there is no separately identified hurricane-related allowance its normal credit-by-credit allowance building process
–

millions
$16.8
$17.5
$25.0
$34.8
$42.1
$30.4
$26.1
$67.3
$66.2
$56.9
$54.6
$56.8
1998
1999
2000
2001
2002
2003
2004
2005
1Q06
2Q06
3Q06
4Q06

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Working Through Nonperforming Assets Post Storms

NPA
ratio:         .48%           ..45%         ..55%        .77%         ..95%        .62%         .46%        1.03%       1.02%      .83%           .80%        ..81%
Pre-storms

Millions

	Dec-01	Dec-02	Dec-03	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Sep-06	Dec-06
Special Mention	$153.4	$58.9	$70.6	$72.0	$72.5	$99.4	$126.0	$119.8	$99.4	$83.0	$75.0	$61.0
Substandard	$134.0	$112.5	$107.6	$86.4	$87.6	$109.2	$107.7	$138.6	$143.9	$147.0	$137.0	$157.0
Doubtful	$11.1	$21.6	$9.2	$14.8	$13.4	$8.3	$21.1	$20.6	$19.2	$9.0	$9.0	$8.0

Doubtful Substandard Special Mention

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Loans Internally Classified as Having Above Normal Credit Risks
Pre-storms
Post-storms

.24
.24
.38
.39
.43
.56
.58
.47
.32
.35
.22
.34
.24
.30
-.11
-.07
.16
.06
.04
.21
.28
.07
.19
.08
.17
.73
.27
-.02
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
1Q06
2Q06
3Q06
4Q06
Whitney
Peer Group

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Net Charge-Offs At or Below Peers
Percent Net Charge-offs to Average Loans
Note: Increase in 2Q’06 net charge-offs related to one storm-impacted commercial relationship.  Relationship identified as impaired shortly after storms in 2005 and a substantial impairment allowance had been established.

millions
% Loans
$43.2
$47.5
$61.0
$71.6
$66.1
$59.5
$54.3
$90.0
$89.2
$80.7
$74.6
$75.9
1998
1999
2000
2001
2002
2003
2004
2005
1Q2006
2Q2006
3Q2006
4Q2006

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

  1.24%          1.21%         1.33%         1.59%        1.48%         1.22%        .97%          1.37%         1.37%        1.18%         1.09%        1.08%
Adequate Allowance for Loan Losses
Pre-storms

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

•
Length of recovery period
•
Long-term economic impact
–
Rebuilding of public infrastructure
–
Government, private or philanthropic
investment
–
Population and economic contraction
–
Availability and affordability of insurance
•
Reminder: Over the last decade Whitney and many
of its customers have diversified outside of the New Orleans area, minimizing risk.
Portfolio Risks and Uncertainties

Post-Katrina Update
Greater New Orleans

Washington
Tangipahoa
St. Tammany
St. John the Baptist
Orleans
St. Charles
Jefferson
St. Bernard
Plaquemines

Hammond
Covington
Ponchatoula
Mandeville
Slidell
Laplace
Kenner
Metairie
New Orleans
Chalmette
Destrehan
River Ridge
Gretna

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Map produced with Scan/US

Greater New Orleans Metro Area

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Sources of information:  N.O. Metropolitan Convention & Visitors Bureau, N.O. Times-Picayune,
New Orleans Economy: Positive Impacts
MARDI GRAS 2007
–
Attendance at near pre-Katrina levels
700,000-800,000 estimated Carnival visitors
–
Hotel occupancy was as high as 95%
with some hotels at 100% occupancy
More hotel rooms and rooms available to
tourists
•
Re-opening the Louisiana Superdome
–
New Orleans Saints home and playoff games
–
Bayou Classic and Sugar Bowl
–
Conventions and festivals returning
Convention Center repaired/refurbished

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

Sources of information:  N.O. Metropolitan Convention & Visitors Bureau, N.O. Times-Picayune,
New Orleans Economy: Yet To Be Fixed
Education
–
New Orleans Public schools slow to re-open
–
Recovery District schools lack essential
facilities and teaching tools
–
Charter schools have been “successful”
to-date
Housing
Criminal Justice System
Healthcare
Insurance

Corporate Overview

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Our mission is to deliver extraordinary value and superior results to our our customers and shareholders, while providing leadership to our local communities and outstanding career opportunities to our valued employees.  We do this within the framework of our three guiding principles:  soundness, profitability, and growth, in that order of priority.
•
Soundness – This ensures our continuity and promotes the trust of our customers, shareholders and communities.
•
Profitability – We focus on profitability, since it is not only a gauge of our success, but ensures that we will have the capital we need to continue to evolve and improve in the future.
•
Growth – Growth will result when we exercise leadership and diligently apply sound, profitable strategies to our local market opportunities.
We Will Continue to Operate Within the Guidelines of Our Mission

9.27%
8.63%
8.45%
8.21%
7.99%
7.82%
8.35%
8.76%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
Well-capitalized 5%
Excess leverage

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Sound Capital Levels
•
4Q06 Leverage ratio 8.76%
•
Dividend payout ratio 53% (of fourth quarter 2006 diluted earnings per share)
•
Dividend yield 3.3% (based on Whitney’s February 20, 2006 closing price)

WHITNEY HLDG CP-NEW ORLEANS LA
as of 20-Feb-2007
Splits:
38
36
34
32
30
May06
Jul06
Sep06
Nov06
Jan07

20-Feb-07	Price	TTM E	P/E
BOKF	$53.21	$3.16	16.84
BXS	$26.05	$1.57	16.59
CFR	$55.19	$3.42	16.14
CNB	$26.69	$1.72	15.54
HBHC	$46.58	$3.06	15.22
IBKC	$57.94	$3.57	16.23
RF	$37.58	$2.67	14.07
SNV	$33.27	$1.90	17.51
TRMK	$30.02	$2.09	14.36
WTNY	$33.08	$2.20	15.04
Peer Avg			15.83

WALL STREET

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Source: Yahoo.com/finance
Trading At A Slight Discount To Peers

WHITNEY

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Whitney Today
•
Continuing geographic diversification through acquisitions in high-growth markets
•
Operational resiliency
•
Strong NIM with a focus on building fee-based
business lines
•
Asset quality trends are showing signs of
improvement reflecting sustained, better
than anticipated performance
•
Greater New Orleans markets still have a lot
of work to do, but progress is being made in
rebuilding post-Katrina
•
Strong level of capital allows diversification
and ability to endure market downturns

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Focus On The Whitney Banker

KBW Regional Bank Conference
March 1, 2007
Tom Callicutt, EVP and CFO
Lewis Rogers, EVP, Credit Administration